Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CapitalSource Inc. (the “Company”) on Form 10-K for the annual period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John K. Delaney and Thomas A. Fink, Chairman and Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/  JOHN K. DELANEY
John K. Delaney
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)
Date: March 1, 2007

/s/  THOMAS A. FINK
Thomas A. Fink
Chief Financial Officer
(Principal Financial Officer)
Date: March 1, 2007